# ARTICLES OF INCORPORATION

## OF

## NELX MARKETING, INC.

I, the undersigned natural person, being more than twenty-one (21) years of age, acting as incorporator of a corporation under the Colorado Corporation Act adopt the following Articles of Incorporation for such corporation.

ARTICLE I

The name of the corporation is: NELX MARKETING, INC., and its principal place of business shall be: 10200 W. 44th Ave., #400, Wheat Ridge, CO 80033.

961022067 M $50.00
SECRETARY OF STATE
02-15-96 14:25

ARTICLE II

The period of duration of the corporation shall be perpetual.

ARTICLE III

The purposes for which the corporation is organized are: to engage in any purpose or type of business lawful in the State of Colorado and the United States of America, as the Board of Directors may deem convenient and proper.

ARTICLE IV

The corporation shall have and may exercise all the rights, powers and privileges now or hereafter conferred upon corporations organized under and pursuant to the laws of the State of Colorado, including entering into partnerships, limited partnerships (whether the corporation be a limited or general partner), joint ventures, and other arrangements for carrying on one or more of the purposes set forth in Article III of these Articles of Incorporation.

ARTICLE V

A. AUTHORIZED SHARES. The aggregate number of shares which the Corporation shall have authority to issue is 10,000,000 shares of Common Stock at no par value each and 1,000,000 Preferred shares at $.10 par value "with such rights and preferences and in such classes as the Board may hereafter determine.

COMPUTER CK'D. ARD

CYL

B. TRANSFER RESTRICTIONS. The Corporation shall have the right by appropriate action to impose restrictions on the transfer of any shares of its common stock, or any interest therein, from time to time issued, provided that such restrictions as may from time to time be so imposed or notice of the substance thereof shall be set forth upon the face or back of the certificates representing such shares of common stock.

C. PRE-EMPTIVE RIGHTS. A holder of any of the shares of the Common Stock of the Corporation shall not be entitled as of right to purchase or subscribe for any unissued or treasurer shares of any class, or any additional shares of any class to be issued by reason of any increase of the authorized shares of the Corporation of any class, or any bonds, certificates of indebtedness, debentures, or other securities, rights, warrants, or options convertible into shares of the Corporation or carrying any right to purchase shares of any class.

D. CUMULATIVE VOTING. Cumulative voting shall not be allowed in the election of directors in the manner provided by the Colorado Code.

E. QUORUM. One-third (1/3rd) of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders.

ARTICLE VI

A. BOARD OF DIRECTORS. The number of directors of this corporation shall be fixed in accordance with the bylaws. As long as the number of directors shall be less than three:

1. No shares of this corporation may be issued and held of record by more shareholders than there are directors;

2. Any shares issued in violation of this paragraph shall be null and void;

3. This provision shall also constitute a restriction on the transfer of shares and the legend shall be conspicuously placed on each certificate respecting shares preventing transfer of the shares to more shareholders than there are directors.

B. INITIAL BOARD OF DIRECTORS. The initial Board of Directors of the Corporation shall consist of one member, until such time as more than one director is elected, who need not be a shareholder of the Corporation or resident of the State of Colorado.

The name and address of the person who is to serve as the initial director of the Corporation until the first annual meeting of shareholders, and until her successors shall be elected and shall qualify is as follows:

| | |
|---|---|
| Ron Powell | 10200 W. 44th Ave., #400<br>Wheat Ridge, CO 80033 |

ARTICLE VII

No contract or other transaction between the Corporation or any other person, firm, partnership, corporation, trust, joint venture, syndicate or other entity shall be in any way affected or invalidated solely by reason of the fact that any director or officer of the Corporation is pecuniarily or otherwise interested in, or is a director or officer of any entity which may be a party to or may be interested in a contract or other transaction of the Corporation.

ARTICLE VIII

The address of the initial registered agent of the corporation is 10200 W. 44th Ave. #400, Wheat Ridge, CO 80033 and the initial registered agent is Ron Powell.

Ron Powell

Ron Powell

ARTICLE IX

The corporation reserves the right to amend, alter, change or repeal any provisions contained in, or add any provisions to its Articles of Incorporation from time to time in any manner now or hereafter prescribed or permitted by the Colorado Code.

ARTICLE X

The name and address of the Incorporator of the Corporation is as follows:

| NAME | ADDRESS |
|---|---|
| Ron Powell | 10200 W. 44th Ave., #400<br>Wheat Ridge, CO 80033 |

IN WITNESS WHEREOF, the undersigned, being the Incorporator

in Article X of the annexed and foregoing Articles of Incorporation, has executed said Articles of Incorporation as of this 9th day of February, 1996.

Ron Powell

STATE OF COLORADO )
) SS.
COUNTY OF JEFFERSON)

I, Candi M. Cole, a Notary Public, hereby certify that on the 9th day of February, 1996, Ron Powell personally appeared before me, who being first duly sworn, declares that he is the person who signed the foregoing Articles of Incorporation as Incorporator for NELX MARKETING, INC., and that the statements therein are true.

IN WITNESS WHEREOF I have hereto set my hand and seal this 9th day of February, 1996.

My Commission expires:
2/24/98

Notary Public
10200 W. 44th Ave., #400
Wheat Ridge, CO 80033

b:artofinc.smi

CHANGE OF NAME

DP961022067

# ARTICLES OF AMENDMENT
## TO THE
## ARTICLES OF INCORPORATION
## OF NELX MARKETING, INC.

Pursuant to the provisions of the Colorado Corporation Code, NELX Marketing, Inc., a Colorado corporation adopts the following Articles of Amendment to its Articles of Incorporation:

961134609 C $25.00
SECRETARY OF STATE
10-16-96 08:42

FIRST: The name of the corporation is

NELX MARKETING, INC.

SECOND: The following amendments to the Articles of Incorporation were adopted on October 3, 1996, as prescribed by the Colorado Corporation Act by a unanimous vote of the shareholders. The number of shares voted for the amendment was sufficient for approval.

a) ARTICLE I:

The name of the corporation is changed to Mind 2 Market, Inc.

b) ARTICLE V:

The corporation shall be authorized to issue 50,000,000 common shares @ $.0001 per share, and 5,000,000 shares of Preferred Stock at $.10 par value with such rights and preferences and in such classes as the Board may hereafter determine.

THIRD: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

None.

FOURTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:

None.

NELX MARKETING, INC.

By: [signature]
President

and: [signature]
Secretary/Treasurer

COMPUTER UPDATE COMPLETE
PN

PN

E-Filed

Colorado Secretary of State
Date and Time: 04/05/2005 02:39 PM
Entity Id: 19961022067
Document number: 20051143986

Document Processing Fee
If document is on paper: $125.00
If document is filed electronically: **$ 50.00**
Fees are subject to change.
For electronic filing and to obtain copies of filed documents visit www.sos.state.co.us
Deliver paper documents to:
Colorado Secretary of State
Business Division
1560 Broadway, Suite 200
Denver, CO 80202-5169
Paper documents must be typed or machine printed.

ABOVE SPACE FOR OFFICE USE ONLY

## Articles of Amendment

filed pursuant to §7-90-301, et seq. and §7-110-106 of the Colorado Revised Statutes (C.R.S.)

ID number: 19961022067

1. Entity name: MIND 2 MARKET, INC.
*(If changing the name of the corporation, indicate name BEFORE the name change)*

2. New Entity name: (if applicable)

3. Use of Restricted Words *(if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, make the applicable selection)*:
☐ "bank" or "trust" or any derivative thereof
☐ "credit union" ☐ "savings and loan"
☐ "insurance", "casualty", "mutual", or "surety"

4. Other amendments, if any, are attached.

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6. If the corporation's period of duration as amended is less than perpetual, state the date on which the period of duration expires: ____________ *(mm/dd/yyyy)*

**OR**

If the corporation's period of duration as amended is perpetual, mark this box: ☑

7. *(Optional)* Delayed effective date: ____________ *(mm/dd/yyyy)*

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic

statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

8. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:

| | | | |
|---|---|---|---|
| Littman | Michael | | |
| *(Last)* | *(First)* | *(Middle)* | *(Suffix)* |

7609 Ralston Road
*(Street name and number or Post Office information)*

| | | |
|---|---|---|
| Arvada | CO | 80002 |
| *(City)* | *(State)* | *(Postal/Zip Code)* |
| | United States | |
| *(Province – if applicable)* | *(Country – if not US)* | |

*(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)*

**Disclaimer:**

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

# NOTICE:

*This "image" is merely a display of information that was filed electronically. It is not an image that was created by optically scanning a paper document.*

*No such paper document was filed. Consequently, no copy of a paper document is available regarding this document.*

*Questions? Contact the Business Division. For contact information, please visit the Secretary of State's web site.*

## Click the following links to view attachments

Attachment 1
Article Two

22. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:

| | | | |
|---|---|---|---|
| Goldsmith | Mitchell | D./ | |
| *(Last)* | *(First)* | *(Middle)* | *(Suffix)* |

111 E. Wacker Dr., Ste. 2800
*(Street name and number or Post Office Box information)*

| | | |
|---|---|---|
| Chicago | IL | 60601 |
| *(City)* | *(State)* | *(Postal/Zip Code)* |

*(Province – if applicable)* *(Country – if not US)*

*(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)*

**Disclaimer:**

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

ARTICLE TWO: The following articles are amended as set forth here: (identify by article number and attach additional pages if necessary): Article Four: This Article is hereby amended to reflect as follows: Each share of issued and outstanding common stock as of April 15, 2005, is reverse split on a one to fifty basis such that each old share represent 1/50 of a new share. A surrender of the old share certificate is required to be made by each shareholder in order to receive a new certificate required to be made by each shareholder in order to receive a new certificate reflecting the reverse split except for those certificates held in "Street Name." The new split adjusted share certificates will be transmitted to the shareholders of record upon surrender of old certificates.

Document Processing Fee
If document is on paper: $150.00
If document is filed electronically: Currently Not Available
Fees are subject to change.
For electronic filing and to obtain copies of filed documents visit www.sos.state.co.us
Deliver paper documents to:
Colorado Secretary of State
Business Division
1560 Broadway, Suite 200
Denver, CO 80202-5169
Paper documents must be typed or machine printed.

20051145072 C
$ 150.00
SECRETARY OF STATE
04-06-2005 12:21:10

ABOVE SPACE FOR OFFICE USE ONLY

## Statement of Correction

filed pursuant to §7-90-301, et seq. and §7-90-305 of the Colorado Revised Statutes (C.R.S)

Document number: (of filed document to be corrected) 20051143986

ID number: 19961022067

1. Entity name: Mind 2 Market, Inc.

2. True name: (if different from the entity name) ______

**The corrected statement(s) below correct(s) the corresponding incorrect statement(s) that is/are contained in the filed document identified by the document number above.**

**Complete lines 4 - 17 as applicable to make a correction. Complete lines 18 - 21 as applicable. You must complete line 22.**

3. Corrections made in lines 4 - 17 are intended to update the entity's current information ☑

**OR**

Corrections made in lines 4 - 17 are intended for historical purposes only, and not to update the entity's current information ☐

4. Correction of entity name of record: ______

5. Correction of true name of record: ______

6. Correction of entity form of record: ______

7. Correction of jurisdiction of formation of record: ______

8. Correction of registered agent of record:
(if an individual) ______ (Last) ______ (First) ______ (Middle) ______ (Suffix)

**OR** (if a business organization) ______

The person appointed as registered agent in the document has consented to being so appointed.

If the correction is being effected by the registered agent, the following statement applies:

The person appointed as registered agent has delivered notice of the correction to the entity at the principal office address of its principal office.

9. Correction of registered agent street address of record:

______ (Street name and number)

______

______ (City) CO (State) ______ (Postal/Zip Code)

If the correction is being effected by the registered agent, the following statement applies:

The person appointed as registered agent has delivered notice of the correction to the entity at the principal office address of its principal office.

10. Correction of registered agent mailing address of record*:
(if different from above)

______ (Street name and number or Post Office information)

______

______ (City) ______ (State) ______ (Postal/Zip Code)

______ (Province – if applicable) ______ (Country – if not US)

If the correction is being effected by the registered agent, the following statement applies:

The person appointed as registered agent has delivered notice of the correction to the entity at the principal office address of its principal office.

***If this address is being deleted entirely, mark this box** ☐

11. Correction of principal office street address of record:

______ (Street name and number)

______

______ (City) ______ (State) ______ (Postal/Zip Code)

______ (Province – if applicable) ______ (Country – if not US)

12. Correction of principal office mailing address of record*:
(if different from above)

______ (Street name and number or Post Office information)

______

______ (City) ______ (State) ______ (Postal/Zip Code)

______ (Province – if applicable) ______ (Country – if not US)

***If this address is being deleted entirely, mark this box ☐.**

13. Correction of trade name of record: ____________________

14. Correction of delayed effective date of record: __________ *(mm/dd/yyyy)*
(only for filed documents that have not become effective)

15. Correction of period of duration of record:

If the entity's period of duration as corrected is perpetual, mark this box ☐

**OR**

If period of duration is less than perpetual, state the date on which the period of duration expires: __________ *(mm/dd/yyyy)*

16. If other information contained in the filed document is being corrected, mark this box ☑ and include an attachment stating the information to be corrected and each such correction.

17. Correction regarding unauthorized filed document (if the filed document should not have been filed, mark this box ☐ and include an attachment stating each incorrect statement that is corrected by the statement of correction). *(only for filed documents that have become effective)*

18. If this statement of correction affects another record in the records of the Secretary of State, mark this box ☐ and include an attachment stating the entity name, true name, trade name, or trademark and the identification number of that record.

19. If this statement of correction affects this record's status, mark this box ☐.

20. Revocation of a filed document that states a delayed effective date and has not yet become effective: (If applicable mark this box ☐).

21. Use of Restricted Words *(if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, make the applicable selection)*:

☐ "bank" or "trust" or any derivative thereof
☐ "credit union" ☐ "savings and loan"
☐ "insurance", "casualty", "mutual", or "surety"

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

22. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:

| | | | |
|---|---|---|---|
| Littman | Michael | | |
| (Last) | (First) | (Middle) | (Suffix) |
| 7609 Ralston Road | | | |
| (Street name and number or Post Office Box information) | | | |
| Arvada | CO | 80002 | |
| (City) | (State) | (Postal/Zip Code) | |
| (Province – if applicable) | (Country – if not US) | | |

*(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)*

**Disclaimer:**

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

ARTICLE TWO: The following articles are amended as set forth here: (identify by article number and attach additional pages if necessary): Article Four: This Article is hereby amended to reflect as follows: Each share of issued and outstanding common stock as of April 15, 2005, is reverse split on a one to fifty basis such that each old share represent 1/50 of a new share. A surrender of the old share certificate is required to be made by each shareholder in order to receive a new certificate reflecting the reverse split except for those certificates held in "Street Name." The new split adjusted share certificates will be transmitted to the shareholders of record upon surrender of old certificates.

Duplicate words being taken out of sentence. (required to be made by each shareholder in order to receive a new certificate)

ARTICLE TWO: The following articles are amended as set forth here: (identify by article number and attach additional pages if necessary): Article Four: This Article is hereby amended to reflect as follows: Each share of issued and outstanding common stock as of April 15, 2005, is reverse split on a one to fifty basis such that each old share represent 1/50 of a new share. A surrender of the old share certificate is required to be made by each shareholder in order to receive a new certificate reflecting the reverse split except for those certificates held in "Street Name." The new split adjusted share certificates will be transmitted to the shareholders of record upon surrender of old certificates.

E-Filed

Colorado Secretary of State
Date and Time: 05/25/2005 11:09 AM
Entity Id: 19961022067

Document number: 20051210570

| | |
|---|---|
| Document Processing Fee | |
| If document is on paper: | $125.00 |
| If document is filed electronically: | **$ 50.00** |

Fees are subject to change.
For electronic filing and to obtain copies of filed documents visit www.sos.state.co.us
Deliver paper documents to:
Colorado Secretary of State
Business Division
1560 Broadway, Suite 200
Denver, CO 80202-5169
Paper documents must be typed or machine printed.

ABOVE SPACE FOR OFFICE USE ONLY

**Articles of Amendment**

filed pursuant to §7-90-301, et seq. and §7-110-106 of the Colorado Revised Statutes (C.R.S.)

ID number: 19961022067

1. Entity name: MIND 2 MARKET, INC.
*(If changing the name of the corporation, indicate name BEFORE the name change)*

2. New Entity name: (if applicable) Health Partnership, Inc.

3. Use of Restricted Words *(if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, make the applicable selection)*:
☐ "bank" or "trust" or any derivative thereof
☐ "credit union" ☐ "savings and loan"
☐ "insurance", "casualty", "mutual", or "surety"

4. Other amendments, if any, are attached.

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6. If the corporation's period of duration as amended is less than perpetual, state the date on which the period of duration expires: ____________ *(mm/dd/yyyy)*

**OR**

If the corporation's period of duration as amended is perpetual, mark this box: ☑

7. *(Optional)* Delayed effective date: ____________ *(mm/dd/yyyy)*

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic

statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

8. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:

| Littman | Michael | | |
|---|---|---|---|
| *(Last)* | *(First)* | *(Middle)* | *(Suffix)* |

7609 Ralston Road

*(Street name and number or Post Office information)*

| Arvada | CO | 80002 |
|---|---|---|
| *(City)* | *(State)* | *(Postal/Zip Code)* |
| | United States | |
| *(Province – if applicable)* | *(Country – if not US)* | |

*(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)*

**Disclaimer:**

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

# NOTICE:

*This "image" is merely a display of information that was filed electronically. It is not an image that was created by optically scanning a paper document.*

*No such paper document was filed. Consequently, no copy of a paper document is available regarding this document.*

*Questions? Contact the Business Division. For contact information, please visit the Secretary of State's web site.*

Document Processing Fee
If document is on paper: $150.00
If document is filed electronically: Currently Not Available
Fees are subject to change.
For electronic filing and to obtain copies of filed documents visit www.sos.state.co.us
Deliver paper documents to:
Colorado Secretary of State
Business Division
1560 Broadway, Suite 200
Denver, CO 80202-5169
Paper documents must be typed or machine printed.

20051218554 C
$ 300.00
SECRETARY OF STATE
06-01-2005 15:30:08

ABOVE SPACE FOR OFFICE USE ONLY

## Statement of Correction

filed pursuant to §7-90-301, et seq. and §7-90-305 of the Colorado Revised Statutes (C.R.S)

Document number: (of filed document to be corrected) 20051210570

ID number: 19981022067

1. Entity name: Health Partnership, Inc.

2. True name: (if different from the entity name) ____________________

**The corrected statement(s) below correct(s) the corresponding incorrect statement(s) that is/are contained in the filed document identified by the document number above.**

**Complete lines 4 - 17 as applicable to make a correction. Complete lines 18 - 21 as applicable. You must complete line 22.**

3. Corrections made in lines 4 - 17 are intended to update the entity's current information ☑

**OR**

Corrections made in lines 4 - 17 are intended for historical purposes only, and not to update the entity's current information ☐

4. Correction of entity name of record: Health Partnership Inc.

5. Correction of true name of record: ____________________

6. Correction of entity form of record: ____________________

7. Correction of jurisdiction of formation of record: ____________________

8. Correction of registered agent of record:
(if an individual) ______ (Last) ______ (First) ______ (Middle) ______ (Suffix)

OR (if a business organization) ______

The person appointed as registered agent in the document has consented to being so appointed.

If the correction is being effected by the registered agent, the following statement applies:

The person appointed as registered agent has delivered notice of the correction to the entity at the principal office address of its principal office.

9. Correction of registered agent street address of record:
______ (Street name and number)
______
______ (City) CO (State) ______ (Postal/Zip Code)

If the correction is being effected by the registered agent, the following statement applies:

The person appointed as registered agent has delivered notice of the correction to the entity at the principal office address of its principal office.

10. Correction of registered agent mailing address of record*:
(if different from above)
______ (Street name and number or Post Office Information)
______
______ (City) ______ (State) ______ (Postal/Zip Code)
______ (Province – if applicable) ______ (Country – if not US)

If the correction is being effected by the registered agent, the following statement applies:

The person appointed as registered agent has delivered notice of the correction to the entity at the principal office address of its principal office.

***If this address is being deleted entirely, mark this box** ☐

11. Correction of principal office street address of record:
______ (Street name and number)
______
______ (City) ______ (State) ______ (Postal/Zip Code)
______ (Province – if applicable) ______ (Country – if not US)

12. Correction of principal office mailing address of record*:
(if different from above)
______ (Street name and number or Post Office Information)
______
______ (City) ______ (State) ______ (Postal/Zip Code)
______ (Province – if applicable) ______ (Country – if not US)

*If this address is being deleted entirely, mark this box ☐.

13. Correction of trade name of record: ______

14. Correction of delayed effective date of record: ______ *(mm/dd/yyyy)*
(only for filed documents that have not become effective)

15. Correction of period of duration of record:

If the entity's period of duration as corrected is perpetual, mark this box ☐

**OR**

If period of duration is less than perpetual, state the date on which the period of duration expires: ______ *(mm/dd/yyyy)*

16. If other information contained in the filed document is being corrected, mark this box ☐ and include an attachment stating the information to be corrected and each such correction.

17. Correction regarding unauthorized filed document (if the filed document should not have been filed, mark this box ☐ and include an attachment stating each incorrect statement that is corrected by the statement of correction). *(only for filed documents that have become effective)*

18. If this statement of correction affects another record in the records of the Secretary of State, mark this box ☐ and include an attachment stating the entity name, true name, trade name, or trademark and the identification number of that record.

19. If this statement of correction affects this record's status, mark this box ☐.

20. Revocation of a filed document that states a delayed effective date and has not yet become effective: (If applicable mark this box ☐).

21. Use of Restricted Words *(if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, make the applicable selection)*:

☐ "bank" or "trust" or any derivative thereof
☐ "credit union" ☐ "savings and loan"
☐ "insurance", "casualty", "mutual", or "surety"

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.